Exhibit 99.1

NeuroOne Medical Technologies Corporation Reduces Debt by $3.3 Million and Strengthens Balance Sheet

Company Preparing for Commercialization of Thin Film Electrodes Technology

Eden Prairie, MN – July 28, 2020 – NeuroOne Medical Technologies Corporation (OTCQB: NMTC; NeuroOne), a medical technology company focused on improving surgical care options and outcomes for patients suffering from neurological disorders, today announces that during July, 2020, the Company retired approximately $3.3 million of debt, strengthening the Company’s balance sheet. NeuroOne is now transitioning to advancing commercialization planning, building its financial infrastructure, and additional product development.

“Now that we have shored up our balance sheet, we are well positioned to prepare for commercialization of our EVO Cortical Electrode product line with Zimmer Biomet, our strategic commercialization partner, accelerate additional research and development efforts, and explore uplisting to a national securities exchange,” says Dave Rosa, president and CEO, NeuroOne.

The result of a collaboration with the University of Madison-Wisconsin’s Alumni Research Foundation and the Mayo Foundation for Medical Education and Research, EVO is designed for the diagnosis and treatment of various neurological conditions, including epilepsy. EVO is based on thin-film, high-definition electrodes designed to record and monitor brain activity and stimulate brain tissue for up to 30 days. Additional potential future applications include: Parkinson’s disease (PD), brain tissue ablation and chronic pain due to failed back surgeries.

EVO received FDA 510(k) clearance in December 2019. By the end of 2020, NeuroOne plans to complete a 510(k) submission to the FDA of its stereoelectroencephalography (sEEG) Depth Electrode.

About NeuroOne

NeuroOne Medical Technologies Corporation is a developmental stage company committed to providing minimally invasive and hi-definition solutions for EEG recording, brain stimulation and ablation solutions for patients suffering from epilepsy, Parkinson's disease, essential tremors and other related neurological disorders that may improve patient outcomes and reduce procedural costs. Visit https://www.n1mtc.com/.

Forward Looking Statements
This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company's current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the words "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "objective," "anticipate," "believe," "estimate," "predict," "project," "potential," "target," "seek," "contemplate," "continue" and "ongoing," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements may include statements regarding the timing of the Company's regulatory submissions, uplisting to a national securities exchange, potential regulatory approval, commercialization of the technology, business strategy, market size, potential growth opportunities, plans for product applications and product development, future operations, future efficiencies, and other financial and operating information. Although the Company believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including our ability to raise additional funds, uncertainties inherent in the development process of our technology, delays in the manufacturing process, changes in regulatory requirements or decisions of regulatory authorities, our ability to uplist to a national securities exchange, the size and growth potential of the markets for our technology, our ability to serve those markets, the rate and degree of market acceptance of our products, clinical trial patient enrollment, the results of clinical trials, future competition, the actions of third-party clinical research organizations, suppliers and manufacturers, our ability to protect our intellectual property rights and other risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to revise or update any forward-looking statements for any reason, even if new information becomes available in the future.

Media:
Brittany Tedesco
CPR Communications
btedesco@cpronline.com
201.641.1911 x 14

Investor Relations Contact:

Leah Noaeill
Sr. Director of Marketing
NeuroOne Medical Technologies Corporation
leahn@n1mtc.com

"Caution: Federal law restricts this device to sale by or on the order of a physician."